UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2006


                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                    0-21820                 93-0822509
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)

                                 (509) 529-2161
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 25, 2006, the Company entered into a letter agreement with David M. Camp, appointing Dr. Camp as President and Chief Executive Officer.

     Dr. Camp, 56, has served as consultant for The Thomas Group since November 2005 on an engagement with the U.S. Navy. Dr. Camp was president of BOC Edwards Kachina, a worldwide supplier of advanced scientific instrumentation and systems for the semiconductor industry, from 2001 to 2005. Prior to these positions, Dr. Camp was Chairman, President and CEO of International Isotopes, a contract manufacturing services company for the nuclear and nuclear medicine industries, and also served as President of the Kayex Unit of General Signal, a manufacturer of crystal growers for the semiconductor industry. Dr. Camp's other experience is detailed in the press release attached as an exhibit to this Current Report on Form 8-K, which press release is incorporated herein by reference.

     Dr. Camp is employed under the terms of a letter agreement effective September 25, 2006. His base salary will be $275,000 per year. In connection with his employment, Dr. Camp will receive a grant of restricted stock in an amount determined by dividing $275,000 by the market price for the Company's common stock on September 27, 2006. The restricted stock grant will be pursuant to the Company's standard restricted stock agreement. Fifty percent of the restricted shares will vest based on continued employment, in three equal annual installments beginning on the one-year anniversary of hire. Fifty percent of the restricted shares will vest based on financial performance criteria determined by the Compensation Committee of the Board of Directors over the same three-year period. On the first and second anniversaries of his hire date, Dr. Camp will receive an identical number of shares as were granted on September 27, 2006, with Fifty percent of such shares subject to the same continued employment based vesting as used with the initial award over the three-year period following the grant, and the other fifty percent based upon financial performance criteria. In the event of a change in control of the Company, all of Dr. Camp's previously issued restricted shares will vest immediately. If his employment is actually or constructively terminated by the Company or its successor at or within 12 months of the change of control event, Dr. Camp will receive severance equal to one year's base salary. If Dr. Camp's employment is terminated by the Board of Directors without cause in a non-change of control environment, Dr. Camp will receive severance equal to one year's base salary, subject to customary general release documentation. The Company will pay for Dr. Camp's relocation expenses in relocating in Walla Walla, Washington up to a maximum of $40,000, and he will also receive Company-provided health, dental, life and disability insurance. Dr. Camp will also be eligible to participate in the Company's 401(k) and Profit Sharing Plan, as well as the Employee Stock Purchase Plan.

     The employment agreement between the Company and Dr. Camp is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

(d) On September 26, 2006, Key Technology, Inc. (the "Company") entered into Interim Severance Agreements with certain of its executives. The Interim Severance Agreements with Ronald W. Burgess, John Boutsikaris and Craig Miller provide that if the named executive is terminated by the Company at any time prior to March 31, 2007 notwithstanding the executive's good faith efforts to perform the responsibilities of his position, the Company will pay to the executive severance in the amount of six consecutive monthly payments of $16,667 each. Such payments will begin on the first Company pay period following the termination of employment and are contingent upon the concurrent execution of a severance agreement prepared by the Company. The Interim Severance Agreement with Gordon Wicher provides that if Mr. Wicher is terminated by the Company at any time prior to March 31, 2007 notwithstanding his good faith efforts to perform the responsibilities of his position, or if Mr. Wicher remains employed with the Company through December 31, 2006 but elects to terminate employment prior to January 5, 2007, the Company will pay to Mr. Wicher six months' salary continuation payments, payable at the Company's normal pay periods, at the salary level in effect at the date of termination of employment, plus reimbursement of amounts payable by Mr. Wicher during the six-month period to retain health benefits coverage under COBRA if so elected by Mr. Wicher. Mr. Wicher's severance benefits are contingent upon the concurrent execution of a severance agreement prepared by the Company.


Item 8.01.   Other Events

     On September 26, 2006 the Company announced that its Board of Directors has authorized the Company's management to proceed with a stock repurchase program to be implemented following the release of the company's year-end fiscal results in November. As authorized, the Company may purchase up to 500,000 shares of its Common Stock under a repurchase program to be managed by Needham & Company and conducted under the guidelines provided by Rule 10b-18 of the Securities Exchange Commission.

     The press release announcing the stock repurchase program is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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Item 9.01.   Financial Statements and Exhibits

       (d)   Exhibits.

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit No.           Description
       -----------           -----------

       10.1 Employment Agreement effective September 25, 2006 between the Company and Dr. David Camp

       99.1 Press Release dated September 26, 2006 titled "Key Technology Appoints Dr. David M. Camp as President and Chief Executive Officer"

       99.2 Press Release dated September 26, 2006 titled "Key Technology Announces Stock Repurchase Program"


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       KEY TECHNOLOGY, INC.


                                       /s/ Ronald W. Burgess
                                       -----------------------------------------
                                       Ronald W. Burgess
                                       Senior Vice President and Chief Financial
                                       Officer

Dated: September 26, 2006

                                  EXHIBIT INDEX


       Exhibit No.           Description
       -----------           -----------

       10.1 Employment Agreement effective September 25, 2006 between the Company and Dr. David Camp

       99.1 Press Release dated September 26, 2006 titled "Key Technology Appoints Dr. David M. Camp as President and Chief Executive Officer"

       99.2 Press Release dated September 26, 2006 titled "Key Technology Announces Stock Repurchase Program"